Provisions	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions
Provisions

					$ million
	Decommissioning	Environmental	Litigation and claims	Other	Total
At 1 January 2017	16,442	1,584	3,162	3,236	24,424
Exchange adjustments	326	12	4	162	504
Acquisitions	—	2	—	—	2
Increase (decrease) in existing provisions	(228)	249	2,907	786	3,714
Write-back of unused provisions	—	(94)	(26)	(369)	(489)
Unwinding of discount	121	8	8	13	150
Change in discount rate	(106)	—	(13)	(14)	(133)
Utilization	(21)	(231)	(1,916)	(739)	(2,907)
Reclassified to other payables	(239)	—	(792)	(73)	(1,104)
Deletions	(195)	(14)	—	(8)	(217)
At 31 December 2017	16,100	1,516	3,334	2,994	23,944
Of which – current	378	269	1,738	939	3,324
– non-current	15,722	1,247	1,596	2,055	20,620
Of which – Gulf of Mexico oil spill[a]	—	—	2,580	—	2,580

[a]	Further information on the financial impacts of the Gulf of Mexico oil spill is provided in Note 2.
The decommissioning provision comprises the future cost of decommissioning oil and natural gas wells, facilities and related pipelines. The environmental provision includes provisions for costs related to the control, abatement, clean-up or elimination of environmental pollution relating to soil, groundwater, surface water and sediment contamination. The litigation and claims category includes provisions for matters related to, for example, commercial disputes, product liability, and allegations of exposures of third parties to toxic substances. Included within the other category at 31 December 2017 are provisions for deferred employee compensation of $391 million (2016 $422 million).
For information on significant estimates and judgements made in relation to provisions, including those for the Gulf of Mexico oil spill, see Provisions and contingencies within Note 1.